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                                                                    EXHIBIT 5(a)
AMERICAN
  |GENERAL
  |FINANCIAL GROUP


AMERICAN GENERAL LIFE INSURANCE COMPANY
Member American General Financial Group
Annuity Administration
P.O. Box 1401, Houston, TX  77251-1401

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                                                                                      PLATINUM INVESTOR VARIABLE ANNUITY APPLICATION
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ANNUITANT INFORMATION

ANNUITANT                   Name________________________________________________   Social Security #________________________________

                            Address______________________________________________________________________   Zip_____________________

                            Phone #_______________________________ Date of Birth (Max Age 85)________   Sex: [_] male  [_] female
____________________________________________________________________________________________________________________________________

CONTINGENT                  Name________________________________________________   Social Security #________________________________
ANNUITANT
(OPTIONAL)                  Address______________________________________________________________________   Zip_____________________

                            Phone #_______________________________ Date of Birth (Max Age 85)________   Sex: [_] male  [_] female
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OWNER INFORMATION (complete only if different from Annuitant)

OWNER                       Name________________________________________________   Social Security #________________________________
(OPTIONAL)
                            Address______________________________________________________________________   Zip_____________________

                            Phone #_______________________________ Date of Birth (Max Age 85)________   Sex: [_] male  [_] female
____________________________________________________________________________________________________________________________________

JOINT OWNER                 Name________________________________________________   Social Security #________________________________
(OPTIONAL)
                            Address______________________________________________________________________   Zip_____________________

                            Phone #_______________________________ Date of Birth (Max Age 85)________   Sex: [_] male  [_] female
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BENEFICIARY DESIGNATION

(IF MORE SPACE IS NEEDED,   Primary_________________________________  Relationship______________________  Percentage_______________
USE SPECIAL INSTRUCTIONS)   (If more than one must indicate percentages)

                            _______________________________________________________________________________________________________

                            Contingent______________________________  Relationship______________________  Percentage_______________

                            _______________________________________________________________________________________________________
                            (If more than one must indicate percentages)
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PAYMENT INFORMATION
                            INDICATE PAYMENT AMOUNT AND TYPE:
                            INITIAL PURCHASE PAYMENT        $_______________________________________________________________________

                            [_]  NON-QUALIFIED (minimum $5,000)
                            [_]  1035X   or  [_] Transfer   $_______________________________________________________________________
                            OR
                            [_]  QUALIFIED (minimum $2,000)
                            [_]  Rollover  OR  [_] Transfer $_______________________________________________________________________
                            Type of Qualified Plan to be established:
                            [_] IRA   [_] ROTH IRA    [_] SEP-IRA    [_] 401(k)   [_] 401(a)  [_] Other_______________________

L 9223-98 Rev 0800                                                                                                       Page 1 of 4
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INVESTMENT OPTIONS (total allocation must equal 100%; use whole percentages only.)
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AIM VARIABLE INSURANCE FUNDS                                  JANUS ASPEN SERIES - SERVICE SHARES
 AIM V.I. International Equity Division (143) ____ %           Aggressive Growth Division (207)     ____ %
 AIM V.I. Value Division (144)                ____ %           International Growth Division (205)  ____ %
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                     Worldwide Growth Division (206)      ____ %
 VP Value Division (209)                      ____ %          J.P. MORGAN SERIES TRUST II
AYCO SERIES TRUST                                              J. P. Morgan Small Company
 Ayco Large Cap Growth Fund I                                  Division (215)                       ____ %
  Division (216)                              ____ %          MFS VARIABLE INSURANCE TRUST
THE DREYFUS SOCIALLY RESPONSIBLE                               MFS Capital Opportunities
GROWTH FUND, INC. Division  (149)             ____ %           Division  (203)                      ____ %
DREYFUS INVESTMENT PORTFOLIOS                                  MFS Emerging Growth Division (156)   ____ %
 MidCap Stock Division (211)                  ____ %           MFS New Discovery Division (204)     ____ %
DREYFUS VARIABLE INVESTMENT FUND                               MFS Research Division (202)          ____ %
 Quality Bond Division (153)                  ____ %          NEUBERGER BERMAN ADVISERS MANAGEMENT
 Small Cap Division (155)                     ____ %           TRUST
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                      Mid-Cap Growth Division (208)        ____ %
 VIP Asset Manager Division (201)             ____ %          NORTH AMERICAN FUNDS VARIABLE PRODUCT
 VIP Contrafund Division (169)                ____ %           SERIES I
 VIP Equity-Income Division (167)             ____ %           International Equities Division (145)____ %
 VIP Growth Division (168)                    ____ %           MidCap Value Division (146)          ____ %
FRANKLIN TEMPLETON VARIABLE                                    Money Market Division (147)          ____ %
 INSURANCE PRODUCTS TRUST                                      Nasdaq-100 Index Division (223)      ____ %
 Templeton Asset Strategy Division (161)      ____ %           Science & Technology Division (213)  ____ %
 Templeton International Securities                            Small Cap Index Division (212)       ____ %
  Division (162)                              ____ %           Stock Index Division (148)           ____ %

PIMCO VARIABLE INSURANCE TRUST
 PIMCO Real Return Bond Division (221)        ____ %
 PIMCO Short-Term Bond Division (220)         ____ %
 PIMCO Total Return Bond Division (222)       ____ %
PUTNAM VARIABLE TRUST
 Putnam VT Growth and
 Income Division (218)                        ____ %
 Putnam VT International Growth and
 Income Division (219)                        ____ %
SAFECO RESOURCE SERIES TRUST
 Equity Division (159)                        ____ %
 Growth Opportunities Division (160)          ____ %
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 Equity Growth Division (157)                 ____ %
 High Yield Division (158)                    ____ %
VAN KAMPEN LIFE INVESTMENT TRUST
 Strategic Stock Division (163)               ____ %
WARBURG PINCUS TRUST
 Small Company Growth Division (214)          ____ %
FIXED ACCOUNT
 One Year Guarantee Period  (164)             ____ %
OTHER ____________________                    ____ %
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DOLLAR COST AVERAGING

DOLLAR COST AVERAGE:   [_] $ ____________ OR [_] ____________ % taken from the [_] Money Market OR [_] 1-Year Guarantee Period
FREQUENCY:    [_]  Monthly   [_]  Quarterly   [_]  Semiannually   [_]  Annually
DURATION:     [_] 12 months  [_] 24 months    [_]  36 months  [_] 48 months   [_]  60 months
              The dollar amounts or percentage will be allocated for the duration selected above to the following Variable
              Division(s) below. When furnishing the allocations below, you must only use EITHER dollars OR percentages throughout the request.

BEGIN DATE: _____/_____/_____ (Date must be at least 30 days after issue date and must be between the 1st and 28th of the month.) If no Begin Date is elected dollar cost averaging will begin at the beginning of the next interval from the date of receipt of this form. Allocate to the following divisions as indicated (Use dollars or whole percentages).

AIM VARIABLE INSURANCE FUNDS                                   JANUS ASPEN SERIES - SERVICE SHARES
 AIM V.I. International Equity Division (143) ____              Aggressive Growth Division (207)        ____
 AIM V.I. Value Division (144)                ____              International Growth Division (205)     ____
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                      Worldwide Growth Division (206)         ____
 VP Value Division (209)                      ____             J.P. MORGAN SERIES TRUST II
AYCO SERIES TRUST                                               J. P. Morgan Small Company
 Ayco Large Cap Growth Fund I                                   Division (215)                          ____
 Division (216)                               ____             MFS VARIABLE INSURANCE TRUST
THE DREYFUS SOCIALLY RESPONSIBLE                                MFS Capital Opportunities
 GROWTH FUND, INC. Division  (149)            ____              Division  (203)                         ____
DREYFUS INVESTMENT PORTFOLIOS                                   MFS Emerging Growth Division (156)      ____
 MidCap Stock Division (211)                  ____              MFS New Discovery Division (204)        ____
DREYFUS VARIABLE INVESTMENT FUND                                MFS Research Division (202)             ____
 Quality Bond Division (153)                  ____             NEUBERGER BERMAN ADVISERS MANAGEMENT
 Small Cap Division (155)                     ____              TRUST
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                       Mid-Cap Growth Division (208)           ____
 VIP Asset Manager Division (201)             ____             NORTH AMERICAN FUNDS VARIABLE PRODUCT
 VIP Contrafund Division (169)                ____              SERIES I
 VIP Equity-Income Division (167)             ____              International Equities Division (145)   ____
 VIP Growth Division (168)                    ____              MidCap Value Division (146)             ____
FRANKLIN TEMPLETON VARIABLE                                     Money Market Division (147)             ____
 INSURANCE PRODUCTS TRUST                                       Nasdaq-100 Index Division (223)         ____
 Templeton Asset Strategy Division (161)      ____              Science & Technology Division (213)     ____
 Templeton International Securities                             Small Cap Index Division (212)          ____
  Division (162)                              ____              Stock Index Division (148)              ____


PIMCO VARIABLE INSURANCE TRUST
 PIMCO Real Return Bond Division (221)        ____
 PIMCO Short-Term Bond Division (220)         ____
 PIMCO Total Return Bond Division (222)       ____
PUTNAM VARIABLE TRUST
 Putnam VT Growth and
 Income Division (218)                        ____
 Putnam VT International Growth and
 Income Division (219)                        ____
SAFECO RESOURCE SERIES TRUST
 Equity Division (159)                        ____
 Growth Opportunities Division (160)          ____
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 Equity Growth Division (157)                 ____
 High Yield Division (158)                    ____
VAN KAMPEN LIFE INVESTMENT TRUST
 Strategic Stock Division (163)               ____
WARBURG PINCUS TRUST
 Small Company Growth Division (214)          ____
OTHER ____________________                    ____


L 9223-98 Rev 0800                                                                                                       Page 2 of 4
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TELEPHONE TRANSFER PRIVILEGE
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       I (or if joint owners, either of us acting independently) hereby authorize American General Life Insurance Company ("AGL") to act on telephone instructions to transfer values among the Variable Divisions and Fixed Accounts and to change allocations for future purchase payments given by: (INITIAL APPROPRIATE BOXES BELOW.)
       [   ]  Contract Owner(s)
       [   ]  Contract Owner(s) and/or Agent/Registered Representative who is both appointed to represent AGL and with the firm authorized to service my contract.

       AGL and any person designated by this authorization will not be responsible for any claim, loss, or expense based upon telephone transfer instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection, or other claim arises due to a telephone transfer transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provision of my Platinum Investor Variable Annuity contract and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its main office.
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REPLACEMENT
       Will the proposed contract replace any existing annuity or insurance contract? [_] Yes [_] No
       (If yes, list company name, plan, year of issue and complete appropriate replacement documents.)
       ____________________________________________________________________________________________________________________________

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SPECIAL INSTRUCTIONS

       ____________________________________________________________________________________________________________________________

       ____________________________________________________________________________________________________________________________

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OWNER(S') ACKNOWLEDGMENTS

       The following states require the applicant to acknowledge the information below that pertains to their specific state. Check the appropriate box for your application state, sign and date the bottom of the Signatures Section on Page 4 of 4.

       [_] ARIZONA - NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

           Upon written request, the Company will provide with a reasonable time reasonable factual information regarding the benefits and provisions of the contract you are applying for. You may return the contract within ten days after delivery if you are not satisfied with it for any reason. The contract may be returned to us or to the agent through whom it was purchased. Upon surrender of the contract within the ten day period, we will refund the sum of your Account Value at the end of the valuation Period in which your request is received plus any Premium Taxes or other applicable tax charges that have been deducted.

       [_] COLORADO

           IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE
           PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF
           INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE,
           INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO A POLICY HOLDER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING
           TO DEFRAUD THE POLICY HOLDER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE
           REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

       [_] DISTRICT OF COLUMBIA

           WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

       [_] FLORIDA

           Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

       [_] MAINE

           It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

       [_] NEW JERSEY

           Any person who includes any false or misleading information an application for an annuity contract is subject to criminal and civil penalties.

       [_] PENNSYLVANIA

           Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.


L 9223-98 Rev 0800                                                                                                      Page 3 of 4
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SIGNATURES
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           All statements made in this application are true to the best of our knowledge and belief, and we agree to all terms and conditions as shown.

           We further agree that this application, if attached, shall be a part of the annuity contract. We understand that ALL
           PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE,
           MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO THE DOLLAR AMOUNT.

           We acknowledge receipt of the current prospectuses for American General Life Insurance Company Separate Account D, AIM
           Variable Insurance Funds, American Century Variable Portfolios, Inc., Ayco Series Trust, The Dreyfus Socially Responsible
           Growth Fund, Inc., Dreyfus Investment Portfolios, Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products
           Fund, Franklin Templeton Variable Insurance Product Trust, Janus Aspen Series - Service Shares, J.P. Morgan Series Trust
           II, MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, North American Funds Variable Product
           Series I, PIMCO Variable Insurance Trust, Putnam Variable Trust, SAFECO Resource Series Trust, The Universal
           Institutional Funds, Inc., Van Kampen Life Investment Trust, and Warburg Pincus Trust. If this application is for an IRA,
           Roth IRA or Simplified Employee Pension, we acknowledge receipt of the applicable Individual Retirement Annuity
           Disclosure Statement provided to us in conjunction with the current prospectuses.

           THE FOLLOWING STATEMENT THAT REFERS TO INSURANCE FRAUD IS NOT APPLICABLE TO APPLICANTS IN THE STATES OF CO, DC, FL, ME,
           NJ, OR PA. SEE OWNER(S') ACKNOWLEDGEMENT SECTION FOR STATE SPECIFIC INFORMATION.

           Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

           UNDER PENALTIES OF PERJURY, I CERTIFY (1) THAT THE SOCIAL SECURITY (OR TAXPAYER IDENTIFICATION) NUMBER IS CORRECT AS IT
           APPEARS IN THIS APPLICATION AND (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406 (A)(1)(C) OF THE
           INTERNAL REVENUE CODE.

           THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
           CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

SIGNED AT_______________________________________________________________       DATE_______________________________________________
           CITY                                  STATE

_________________________________________________________________         ________________________________________________________
SIGNATURE OF ANNUITANT                                                    SIGNATURE OF OWNER (IF DIFFERENT THAN ANNUITANT)

___________________________________________________________________       ________________________________________________________
SIGNATURE OF CONTINGENT ANNUITANT                                         SIGNATURE OF JOINT OWNER (IF APPLICABLE)


DEALER/LICENSED AGENT INFORMATION AND SIGNATURES (FOR AGENT USE ONLY)
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                 PROFILE CODES: [_] PROFILE A [_] PROFILE B [_] PROFILE C ONCE SELECTED, PROFILE CODE CAN NOT BE CHANGED ON THIS
                 CONTRACT. CONTACT YOUR HOME OFFICE FOR DETAILS.

LICENSED AGENT:  __________________________________________________        _______________________________________________________
                 PRINT NAME                                                AGENT NUMBER/LOCATION

                 __________________________________________________        _______________________________________________________
                 PHONE                                                     STATE LICENSE NUMBER


                 Will the proposed contract replace any existing annuity or insurance contract? [_] Yes [_] No
                 The agent hereby certifies he/she witnessed the signature(s) contained in this application and that all information contained in this application is true to the best of his/her knowledge and belief.

                 Signature of Licensed Agent:_____________________________________________________________________________________

                 Broker Dealer:___________________________________________________________________________________________________
                               PRINT NAME

                 Branch Office:___________________________________________________________________________________________________
                               STREET ADDRESS

                 Signature of Licensed Principal of Broker Dealer:________________________________________________________________



L 9223-98 Rev 0800                                                                                                      Page 4 0f 4
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